EXECUTION COPY







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                                CREDIT AGREEMENT

                                   dated as of
                                FEBRUARY 21, 2002

                                      AMONG

                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company,



                            THE LENDERS PARTY HERETO,



                              JPMORGAN CHASE BANK,
                            as Administrative Agent,



                           FIRST UNION NATIONAL BANK,
                              as Syndication Agent,

                                       and

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Documentation Agent



                           J.P. MORGAN SECURITIES INC.
                                       and
                          FIRST UNION SECURITIES, INC.,
                   as Co-Lead Arrangers and Joint Book Runners




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


                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I. DEFINITIONS.......................................................1

     SECTION 1.01  Defined Terms.............................................1

     SECTION 1.02  Classification of Loans and Borrowings...................19

     SECTION 1.03  Accounting Terms; Changes in GAAP........................19

     SECTION 1.04  Interpretation...........................................19


ARTICLE II. THE CREDITS.....................................................20

     SECTION 2.01  Commitments..............................................20

     SECTION 2.02  Loans and Borrowings.....................................21

     SECTION 2.03  Requests for Revolving Borrowings........................21

     SECTION 2.04  Telephonic Notices.......................................22

     SECTION 2.05  Funding of Borrowings....................................22

     SECTION 2.06  Interest Elections.......................................23

     SECTION 2.07  Optional and Mandatory Termination and Reduction of
                   Commitments..............................................24

     SECTION 2.08  Repayment of Loans; Evidence of Debt.....................25

     SECTION 2.09  Optional and Mandatory Prepayment of Loans...............26

     SECTION 2.10  Fees.....................................................26

     SECTION 2.11  Interest.................................................27

     SECTION 2.12  Alternate Rate of Interest...............................28

     SECTION 2.13  Increased Costs..........................................28

     SECTION 2.14  Break Funding Payments...................................29

     SECTION 2.15  Taxes....................................................30

     SECTION 2.16  Payments Generally; Pro Rata Treatment; Sharing of
                   Set-offs.................................................31

     SECTION 2.17  Mitigation Obligations; Replacement of Lenders...........32


ARTICLE III. CONDITIONS PRECEDENT...........................................33

     SECTION 3.01  Conditions Precedent to the Initial Borrowing............33

     SECTION 3.02  Conditions Precedent to All Borrowings...................34

     SECTION 3.03  Delivery of Documents....................................35


ARTICLE IV. REPRESENTATIONS AND WARRANTIES..................................35

     SECTION 4.01  Organization and Qualification...........................35

     SECTION 4.02  Authorization, Validity, Etc.............................35

     SECTION 4.03  Governmental Consents, Etc...............................36

     SECTION 4.04  Conflicting or Adverse Agreements or Restrictions........36

     SECTION 4.05  Properties...............................................36

     SECTION 4.06  Litigation and Environmental Matters.....................37

     SECTION 4.07  Financial Statements.....................................37

     SECTION 4.08  Disclosure...............................................38

     SECTION 4.09  Investment Company Act...................................38

     SECTION 4.10  Public Utility Holding Company Act.......................38

     SECTION 4.11  ERISA....................................................38

     SECTION 4.12  Tax Returns and Payments.................................38

     SECTION 4.13  Compliance with Laws and Agreements......................39

     SECTION 4.14  Purpose of Loans.........................................39


ARTICLE V. AFFIRMATIVE COVENANTS............................................39

     SECTION 5.01  Financial Statements and Other Information...............39

     SECTION 5.02  Litigation...............................................41

     SECTION 5.03  Existence, Conduct of Business...........................42

     SECTION 5.04  Payment of Obligations...................................42

     SECTION 5.05  Maintenance of Properties; Insurance.....................42

     SECTION 5.06  Books and Records; Inspection Rights.....................42

     SECTION 5.07  Compliance with Laws.....................................42

     SECTION 5.08  Use of Proceeds..........................................42

     SECTION 5.09  Further Assurances.......................................43

     SECTION 5.10  Performance of Obligations...............................43

     SECTION 5.11  Lines of Business........................................43

     SECTION 5.12  Intercompany Notes.......................................43


ARTICLE VI. NEGATIVE COVENANTS..............................................43

     SECTION 6.01  Indebtedness.............................................43

     SECTION 6.02  Liens....................................................44

     SECTION 6.03  Fundamental Changes......................................45

     SECTION 6.04  Restricted Payments......................................45

     SECTION 6.05  Transactions with Affiliates.............................45

     SECTION 6.06  Restrictive Agreements...................................46

     SECTION 6.07  Financial Covenants......................................46

     SECTION 6.08  Amendments to Certain Agreements.........................47


ARTICLE VII. EVENTS OF DEFAULT..............................................47

     SECTION 7.01  Events of Default and Remedies...........................47

     SECTION 7.02  Other Remedies...........................................49

     SECTION 7.03  Application of Moneys During Continuation of Event of
                   Default..................................................50


ARTICLE VIII. THE ADMINISTRATIVE AGENT......................................50

     SECTION 8.01  Appointment, Powers and Immunities.......................50

     SECTION 8.02  Reliance by Administrative Agent.........................51

     SECTION 8.03  Defaults; Events of Default..............................51

     SECTION 8.04  Rights as a Lender.......................................51

     SECTION 8.05  INDEMNIFICATION..........................................52

     SECTION 8.06  Non-Reliance on Agents and other Lenders.................52

     SECTION 8.07  Action by Administrative Agent...........................53

     SECTION 8.08  Resignation or Removal of Administrative Agent...........53

     SECTION 8.09  Duties of Syndication Agent and Documentation Agent......53


ARTICLE IX. MISCELLANEOUS...................................................54

     SECTION 9.01  Notices, Etc.............................................54

     SECTION 9.02  Waivers; Amendments......................................55

     SECTION 9.03  Payment of Expenses, Indemnities, etc....................56

     SECTION 9.04  Successors and Assigns...................................58

     SECTION 9.05  Assignments and Participations...........................58

     SECTION 9.06  Survival; Reinstatement..................................60

     SECTION 9.07  Counterparts; Integration; Effectiveness.................61

     SECTION 9.08  Severability.............................................61

     SECTION 9.09  Right of Setoff..........................................61

     SECTION 9.10  Governing Law; Jurisdiction; Consent to Service of
                   Process..................................................62

     SECTION 9.11  WAIVER OF JURY TRIAL.....................................63

     SECTION 9.12  Confidentiality..........................................63

     SECTION 9.13  Interest Rate Limitation.................................64

     SECTION 9.14  EXCULPATION PROVISIONS...................................64

SCHEDULES:
---------

Schedule 2.01   Commitments
Schedule 4.06   Disclosed Matters
Schedule 6.02   Existing Liens
Schedule 6.06   Existing Restrictions

EXHIBITS:
--------

Exhibit 1.01A   Form of Administrative Questionnaire
Exhibit 1.01B   Form of Assignment and Acceptance
Exhibit 1.01C   Form of Revolving Note
Exhibit 2.03    Form of Borrowing Request
Exhibit 2.05    Form of Notice of Account Designation
Exhibit 2.06    Form of Interest Election Request
Exhibit 2.09    Form of Notice of Prepayment
Exhibit 5.01    Form of Compliance Certificate

                                CREDIT AGREEMENT

      THIS CREDIT AGREEMENT, dated as of February 21, 2002 (this "Agreement") is among:

      (a) Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company");

      (b) the banks and other financial institutions listed on the signature pages hereof under the caption "Lenders" (together with each other Person that becomes a Lender pursuant to Section 9.05, collectively, the "Lenders");

      (c) JPMorgan Chase Bank, a New York banking corporation, individually as a Lender and as the administrative agent for the Lenders (in such latter capacity together with any other Person that becomes Administrative Agent pursuant to
Section 8.08, the "Administrative Agent");

      (d)  First   Union   National   Bank,   as  the  Syndication  Agent   (the
"Syndication Agent"); and

      (e) Goldman Sachs Credit Partners L.P., as the Documentation Agent (the "Documentation Agent").

                             PRELIMINARY STATEMENTS

      The Company has requested that a credit facility be extended to it pursuant to which: the Company may borrow from the Lenders (a) initially, to finance the acquisition of Tejas Gas L.L.C., and to back commercial paper issued for such acquisition, and (b) subsequent to such acquisition, for general partnership purposes.

      NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

      SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

      "ABR," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

      "Administrative Agent" has the meaning specified in the introduction to this Agreement.

      "Administrative Questionnaire" means an Administrative Questionnaire in the form of Exhibit 1.01A.

      "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, siblings, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person that owns directly or indirectly 25% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 25% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

      "Aggregate Commitments" means at any time and from time to time the sum of
(a) the Total Commitment under this Agreement, plus (b) the Total Commitment under and as defined in the Existing Credit Agreement, plus (c) the Total Commitment under and as defined in the Related Credit Agreement, in each case at such time.

      "Aggregate Credit Exposures" means at any time and from time to time the sum of (a) the total Revolving Credit Exposures of the Lenders hereunder, plus
(b) plus the total Revolving Credit Exposures of the Lenders under and as defined in the Existing Credit Agreement, plus (c) the sum of (i) the total Revolving Credit Exposures under and as defined in the Related Credit Agreement and (ii) the principal amount of all Competitive Loans outstanding under and as defined in the Related Credit Agreement, in each case at such time.

      "Agreement" has the meaning specified in the introduction to this Agreement (subject, however, to Section 1.04(v) hereof).

      "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (b) the Prime Rate in effect for such day. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

      "Applicable  Margin" means at any time and from time to time, a percentage
per  annum  equal  to  the  applicable   percentage  set  forth  below  for  the
corresponding Performance Level set forth below:

                    -------------------------------------
                      Performance       LIBOR Borrowings
                         Level          Margin Percentage
                    -------------------------------------
                          I                   .415%
                    -------------------------------------
                         II                   .525%
                    -------------------------------------
                         III                  .625%
                    -------------------------------------
                         IV                   .825%
                    -------------------------------------
                          V                  1.050%
                    -------------------------------------

The Applicable Margin shall be determined by reference to the Performance Level in effect from time to time.

      "Applicable Percentage" means, with respect to any Lender, the percentage of the Total Commitment represented by such Lender's Commitment. If the Total Commitment has terminated or expired, the Applicable Percentages shall be determined based upon the Total Commitment most recently in effect, giving effect to any assignments.

      "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent, in the form of Exhibit 1.01B or any other form approved by the Administrative Agent.

      "Available Cash" means, with respect to any fiscal quarter of the Company (a "Test Quarter"), an amount equal to the algebraic sum of (a) the aggregate of all cash distributions actually made to and received by the Company from the Subsidiaries in respect of their Capital Stock during such fiscal quarter minus
(b) the aggregate amount of all cash disbursements, including disbursements for operating expenses, payments of principal of and interest on Indebtedness and taxes (net of amounts received or to be received by the Company from the Subsidiaries as reimbursement for such amounts), and capital expenditures (net of any borrowings to fund such capital expenditures permitted pursuant to this Agreement), actually paid by the Company during such Test Quarter, plus, in the case of a decrease, or minus, in the case of an increase (c) the amount by which, as at the end of such Test Quarter, cash reserves necessary in the reasonable discretion of the Company's management for the proper conduct of the business of the Company and the Subsidiaries subsequent to such Test Quarter, decreased or increased from the amount of such reserves as at the end of the immediately preceding fiscal quarter.

      "Availability Period" means the period from and including the Effective Date, to but excluding the earlier of the Termination Date and the date of termination of the Commitments.

      "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

      "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person duly authorized to act on behalf of the Board of Directors of such Person.

      "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Administrative Agent.

      "Bonds" means the Port Facility Refunding Revenue Bonds (Enron Transportation Services, L.P. Project) Series 1994 in the aggregate principal amount of $23,700,000, as issued by the Jackson-Union Counties Regional Port District.

      "Borrowing" means a Revolving Borrowing.

      "Borrowing Date" means the Business Day upon which any Loan is to be made available to the Company.

      "Borrowing Request" has the meaning specified in Section 2.03.

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas, or New York, New York are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents (however designated) of such Person's equity, including all common stock and preferred stock, any limited or general partnership interest and any limited liability company membership.

      "Change in Control" means either (a) the acquisition through beneficial ownership or otherwise after the date hereof by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date hereof) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) of 30% of the Voting Stock of the General Partner; or (b) individuals who, at the beginning of any period of 12 consecutive months, constitute the General Partner's board of directors cease for any reason (other than death or disability) to constitute a majority of the General Partner's board of directors then in office.

      "Change in Control Event" means the execution of any definitive agreement which, when fully performed by the parties thereto, would result in a Change in Control.

      "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. In addition to (and notwithstanding) the foregoing, and regardless of whether the subject Capital Requirement (as below defined) was adopted or changed before, on or after the date of this Agreement, if any Lender (or its applicable lending office or its holding company, as the case may be) shall be, or shall determine itself to be, required by any law, rule, regulation, request, guideline or directive (whether or not having the force of law) relating to capital requirements or any interpretation or application of any thereof by any Governmental

Authority (each, a "Capital Requirement") to maintain (and in either such case such Lender, lending office or holding company, as the case may be, does in fact maintain) capital against such Lender's unused Commitment (or any portion thereof), in whole or in part as a result of such unused Commitment (or portion), either alone or in combination with any proposed or agreed extension thereof (whether or not such extension shall by its terms at the time be effective), extending or being deemed to extend for a period of more than one year from its inception or to have an original maturity of more than one year or otherwise to last for a period of time sufficient to require maintenance of capital against it, a "Change in Law" shall be deemed to have occurred for purposes of Section 2.13(b) with respect to such Capital Requirement.

      "Charges" has the meaning specified in Section 9.13.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05. The initial amount of each Lender's Commitment is set forth on Schedule 2.01 attached hereto, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.

      "Communications" has the meaning specified in Section 9.01.

      "Company" has the meaning specified in the introduction to this Agreement.

      "Company Debt Rating" means, with respect to the Company as of any date of determination, the rating that has been most recently announced by either S&P or Moody's, as the case may be, for any non-credit enhanced, unsecured long-term senior debt issued or to be issued by the Company. For purposes of the foregoing:

      (a) if only one of S&P and Moody's shall have in effect a Company Debt Rating, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be determined by reference to the available rating;

      (b) if, at any time, neither S&P nor Moody's shall have in effect a Company Debt Rating, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be set in accordance with Performance Level V under the definition of "Applicable Margin" or "Facility Fee Rate," as the case may be;

      (c) if the ratings established by S&P and Moody's shall fall within different Performance Levels, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be based upon the higher rating; provided, however, that, if the lower of such ratings is two or more Performance Levels below the higher of such ratings, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be based upon the rating that is one Performance Level above the lower rating;

      (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is announced publicly by the rating agency making such change; and

      (e) if S&P or Moody's shall change the basis on which ratings are established by it, each reference to the Company Debt Rating announced by S&P or Moody's shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

      "Consolidated EBITDA" means, for any period, the EBITDA of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

      "Consolidated Indebtedness" means, at the date of any determination thereof, Indebtedness of the Company and the Subsidiaries determined on a consolidated basis in accordance with GAAP; excluding, however, Guarantees by the Company of Indebtedness of employees of the Company and the Subsidiaries in an aggregate amount at any time outstanding for all such Indebtedness not exceeding $7,500,000.

      "Consolidated Interest Expense" means, for any period, the Interest Expense of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

      "Consolidated Interest Income" means, for any period, the Interest Income of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

      "Consolidated Net Income" means, for any period, the Net Income of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

      "Debt Incurrence" means an issuance by the Company or any of its Subsidiaries of long-term debt securities in the public or private capital markets or a borrowing by the Company or a Subsidiary under a bank credit facility, other than borrowings under this Agreement, the Existing Credit Agreement, the Related Credit Agreement or uncommitted short-term lines of credit.

      "Default" means any event or condition which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Delegate" means Kinder Morgan Management, LLC, the delegate of Kinder Morgan G.P., Inc.

      "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 4.06.

      "Distribution Date" has the meaning specified in Section 7.03.

      "Documentation Agent" has the meaning specified in the introduction to this Agreement.

      "dollars" or "$" refers to lawful money of the United States of America.

      "EBITDA" means (without duplication), with respect to any period for any Person, the Net Income of such Person for such period determined in accordance with GAAP, increased (to the extent deducted in determining Net Income for such period) by the sum of (a) all income taxes (including state franchise taxes based upon income) of such Person paid or accrued according to GAAP for such period; (b) Consolidated Interest Expense of such Person for such period; and
(c) depreciation and amortization of such Person for such period determined in accordance with GAAP.

      "Effective Date" means the date occurring on or before March 31, 2002 on which the conditions specified in Section 3.01 are satisfied (or waived in accordance with Section 9.02).

      "Eligible Assignee" means (a) any Lender; (b) any Affiliate of any Lender;
(c) a commercial bank organized or licensed under the laws of the United States, or a state thereof, and having total assets in excess of $1,000,000,000; (d) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (e) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus or total assets of at least $100,000,000.

      "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

      "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release of any Hazardous Materials into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

      "ERISA Event" means (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      "Eurodollar," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the LIBOR Rate.

      "Event of Default" has the meaning specified in Section 7.01.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any Obligation, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Company is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.15(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Company with respect to such withholding tax pursuant to Section 2.15(a).

      "Execution Date" means the earliest date upon which all of the following shall have occurred: counterparts of this Agreement shall have been executed by the Company and each Lender listed on the signature pages hereof and the Administrative Agent shall have received counterparts hereof which taken together, bear the signatures of the Company and each Lender and the Administrative Agent.

      "Existing Credit Agreement" means the $750,000,000 Credit Agreement dated as of October 24, 2001, as amended, among the Company, the Lenders party thereto, and First Union National Bank, as Administrative Agent.

      "Facility  Fee Rate" means at any time and from time to time, a percentage
per  annum  equal  to  the  applicable   percentage  set  forth  below  for  the
corresponding Performance Level set forth below:

                    ------------------------------

                      Performance   Facility Fee
                         Level          Rate
                    ------------------------------
                          I           .085%
                    ------------------------------
                         II           .100%
                    ------------------------------
                         III          .125%
                    ------------------------------
                         IV           .175%
                    ------------------------------
                          V           .200%
                    ------------------------------

The Facility Fee Rate shall be determined by reference to the Performance Level in effect from time to time.

      "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "Floating Rate Notes" means the $200,000,000 Floating Rate Senior Notes due March 22,2002.

      "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Company is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

      "GAAP" means generally accepted accounting principles in the United States of America from time to time, including as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financing Accounting Standards Board.

      "General Partner" means Kinder Morgan G.P., Inc., a Delaware corporation.

      "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

      "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services or any other similar obligation upon which interest charges are customarily paid (excluding trade accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others
(provided that in the event that any Indebtedness of the Company or any Subsidiary shall be the subject of a Guarantee by one or more Subsidiaries or by the Company, as the case may be, the aggregate amount of the outstanding Indebtedness of the Company and the Subsidiaries in respect thereof shall be determined by reference to the primary Indebtedness so guaranteed, and without duplication by reason of the existence of any such Guarantee), (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

      "Indemnified Taxes" means Taxes other than Excluded Taxes.

      "Intercompany Notes" has the meaning specified in Section 5.12.

      "Interest Election Request" has the meaning specified in Section 2.06.

      "Interest Expense" means (without duplication), with respect to any period for any Person (a) the aggregate amount of interest, whether expensed or capitalized, paid, accrued or scheduled to be paid during such period in respect of the Indebtedness of such Person including (i) the interest portion of any deferred payment obligation; (ii) the portion of any rental obligation in respect of Capital Lease Obligations allocable to interest expenses; and (iii) any non-cash interest payments or accruals, all determined in accordance with GAAP, less (b) Interest Income of such Person for such period.

      "Interest Income" means, with respect to any period for any Person, interest actually received by such Person during such period.

      "Interest Payment Date" means (a) with respect to any ABR Loan, the last Business Day of each January, April, July and October, and (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

      "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Company may elect, or such other period as may be agreed upon by all the Lenders; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of any Eurodollar Borrowing, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no Interest Period for any Revolving Borrowing shall end after the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

      "Lenders" has the meaning specified in the introduction to this Agreement.

      "LIBOR" shall mean the rate of interest determined on the basis of the rate for deposits in dollars in an amount substantially equal to the amount of the applicable Loan for a period equal to the applicable Interest Period commencing on the first day of such Interest Period appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period. In the event that such rate does not appear on Telerate Page 3750, "LIBOR" shall be determined by the Administrative Agent to be the rate per annum at which deposits in dollars are offered by leading reference banks in the London interbank market to JPMorgan Chase Bank at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

      "LIBOR Rate" shall mean, with respect to any LIBOR Loan for any Interest Period for such Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient of (i) LIBOR for such Loan for such Interest Period divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

      "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

      "Loan Documents" mean, collectively, this Agreement, the Notes, if any, the Intercompany Notes, and all other instruments and documents from time to time executed and delivered by the Company in connection herewith and therewith.

      "Loans" means advances made by the Lenders to the Company pursuant to this Agreement.

      "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding) and after taking into account actual insurance coverage and effective indemnification with respect to such occurrence, (a) a material adverse effect on the financial condition, business or operations of the Company and the Subsidiaries taken as a whole, (b) the impairment of (i) the ability of the Company to collectively perform the payment or other material obligations hereunder or under the other Loan Documents or
(ii) the ability of the Administrative Agent or the Lenders to realize the material benefits intended to be provided by the Company under the Loan Documents or (c) the subjection of any of the Administrative Agent or any Lender to any civil or criminal liability.

      "Maturity Date" means the earlier of (a) the Termination Date and (b) the acceleration of the Obligations pursuant to Section 7.01.

      "Maximum Rate" has the meaning specified in Section 9.13.

      "Moody's" means Moody's Investors Service, Inc.

      "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "Net Cash Proceeds" means, in connection with any issuance or sale of equity securities or a Debt Incurrence, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

      "Net Income" means for any Person for any period, the net income or (net loss) of such Person for such period (taken as a cumulative whole), as determined in accordance with GAAP, provided that there shall be excluded, without duplication, from such net income (to the extent otherwise included therein):

      (a) net extraordinary gains and losses (other than, in the case of losses, losses resulting from charges against net income to establish or increase reserves for potential environmental liabilities and reserves for exposure of such Person under rate cases);

      (b) net gains or losses in respect of dispositions of assets other than in the ordinary course of business;

      (c)  any  gains  or  losses   attributable to write-ups  or write-downs of
assets; and

      (d) proceeds of any key man insurance, or any insurance on property, plant or equipment.

      "Note" means a Revolving Note.

      "Notice of Account Designation" has the meaning specified in Section 2.05.

      "Notice of Default" has the meaning specified in Section 7.01.

      "Notice of Prepayment" has the meaning specified in Section 2.09.

      "Obligations" means collectively:

      (a) the payment of all indebtedness and liabilities by, and performance of all other obligations of, the Company in respect of the Loans;

      (b) the payment of all other indebtedness and liabilities by and performance of all other obligations of, the Company to the Administrative Agent and the Lenders under, with respect to, and arising in connection with, the Loan Documents, and the payment of all indebtedness and liabilities of the Company to the Administrative Agent and the Lenders for fees, costs, indemnification and expenses (including reasonable attorneys' fees and expenses) under the Loan Documents;

      (c) the reimbursement of all sums advanced and costs and expenses incurred by the Administrative Agent under any Loan Document (whether directly or indirectly) in connection with the Obligations or any part thereof or any renewal, extension or change of or substitution for the Obligations or, any part thereof, whether such advances, costs and expenses were made or incurred at the request of the Company or the Administrative Agent; and

      (d) all renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the items described under clauses (a) through (c) above.

      "OECD" means the Organization for Economic Cooperation and Development (or any successor).

      "OLP `A'" means Kinder Morgan Operating L.P. "A," a Delaware limited partnership.

      "OLP `B'" means Kinder Morgan Operating L.P. "B," a Delaware limited partnership.

      "OLP `C'" means Kinder Morgan Operating L.P. "C," a Delaware limited partnership.

      "OLP `D'" means Kinder Morgan Operating L.P. "D," a Delaware limited partnership.

      "OLP `E'" means Kinder Morgan CO2 Company, L.P., a Texas limited partnership.

      "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

      "Participant" has the meaning specified in Section 9.05(e).

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

      "Performance Level" means a reference to one of Performance Level I, Performance Level II, Performance Level III, Performance Level IV or Performance Level V.

      "Performance Level I" means, at any date of determination, the Company shall have a Company Debt Rating in effect on such date of at least A- by S&P or at least A3 by Moody's.

      "Performance Level II" means, at any date of determination, (a) the Performance Level does not meet the requirements of Performance Level I and (b) the Company shall have a Company Debt Rating in effect on such date of at least BBB+ by S&P or at least Baa1 by Moody's.

      "Performance Level III" means, at any date of determination, (a) the Performance Level does not meet the requirements of Performance Level I or Performance Level II and (b) the Company shall have a Company Debt Rating in effect on such date of at least BBB by S&P or at least Baa2 by Moody's.

      "Performance Level IV" means, at any date of determination, (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II or Performance Level III and (b) the Company shall have a Company Debt Rating in effect on such date of at least BBB- by S&P or at least Baa3 by Moody's.

      "Performance Level V" means, at any date of determination, the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III or Performance Level IV.

      "Permitted Encumbrances" means:

      (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

      (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

      (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

      (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

      (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

      (f) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings, promptly instituted and diligently conducted, and for which adequate reserves have been made to the extent required by GAAP;

      (g) any interest or title of a lessor in property subject to any Capital Lease Obligation or operating lease which, in each case, is permitted under this Agreement; and

      (h) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in possession of such bank;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

      "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "Plan" means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "Plantation Pipe Line" means Plantation Pipe Line Company, a Delaware and Virginia corporation.

      "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Administrative Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

      "Principal Office" shall mean the principal office of the Administrative Agent, presently located at 270 Park Avenue, 21st Floor, New York, New York, 10017 or such other location as designated by the Administrative Agent from time to time.

      "Register" has the meaning specified in Section 9.05.

      "Regulation A" means Regulation A of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation D" means Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation T" means Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation U" means Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation X" means Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Related Credit Agreement" means the Credit Agreement dated as of September 29, 1999 among the Company, OLP "B," the lenders party thereto, First Union National Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent and Societe Generale, as Documentation Agent.

      "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing 51% of the sum of the total Revolving Credit Exposures and unused Commitments at such time.

      "Requirement of Law" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

      "Reserve Requirement" means, for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

      "Responsible Officer" of the Company means the Chairman, Vice Chairman, President, any Vice President, Chief Financial Officer, Controller or Chief Accounting Officer of the General Partner.

      "Restricted Payment" means any distribution (whether in cash, securities or other property) with respect to any partnership interest in the Company, or any payment (whether in cash, securities or other property), including any deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such partnership interest or any option or other right to acquire any such partnership interest; provided, however, that
(A) distributions with respect to the partnership interests in the Company that do not exceed, with respect to any fiscal quarter of the Company, the amount of Available Cash for such quarter shall not constitute Restricted Payments so long as in each case, both before and after the making of such distribution, no Event of Default or Default shall have occurred and be continuing, (B) any partnership interest split, partnership interest reverse split, dividend of Company partnership interests or similar transaction will not constitute a Restricted Payment, (C) the application by the Company on and after the Execution Date to the purchase, redemption, retirement, cancellation or termination of partnership interests in the Company of an aggregate amount not greater than the excess of
(i) $50,000,000.00, over (ii) the aggregate amount of all amounts applied to such purchases, redemptions, retirements, cancellations or terminations during the period beginning one day after the Effective Date (as defined in the Related Credit Agreement) and extending through and including the Execution Date), and
(D) acquisitions by officers, directors and employees of the Company of partnership interests in the Company through cashless exercise of options pursuant to the Company's Common Unit Option Plan, shall not constitute Restricted Payments.

      "Revolving Borrowing" means a borrowing comprised of Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

      "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans at such time.

      "Revolving Loan" means a Loan made pursuant to Section 2.03.

      "Revolving Note" means a promissory note of the Company payable to the order of each Lender, in substantially the form of Exhibit 1.01C, together with all modifications, extensions, renewals and rearrangements thereof.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "SFPP" means SFPP, L.P., a Delaware limited partnership.

      "SFPP First Mortgage Notes" means those certain First Mortgage Notes issued by SFPP (under its prior name Southern Pacific Pipe Lines Partnership, L.P.) pursuant to a Note Agreement dated December 8, 1988 between SFPP and the purchasers named therein, which on the Execution Date are outstanding in the aggregate principal amount of $79,557,000.

      "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless the context otherwise clearly requires, references in this Agreement to a "Subsidiary" or the "Subsidiaries" refer to a Subsidiary or the Subsidiaries of the Company. Notwithstanding the foregoing Plantation Pipe Line shall not be a Subsidiary of the Company until such time as its assets and liabilities, profit or loss and cash flow are required under GAAP to be consolidated with those of the Company.

      "Syndication Agent" has the meaning specified in the introduction to this Agreement.

      "Taxes"  means any and all  present  or  future  taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

      "Termination Date" means February 18, 2003.

      "Total Commitment" means the sum of the Commitments of the Lenders, which on the Execution Date is $750,000,000.

      "Transactions" means the execution, delivery and performance by the Company of this Agreement and the other Loan Documents, the borrowing of Loans and the use of the proceeds thereof.

      "Type," when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBOR Rate or the Alternate Base Rate.

      "United  States"  and  "U.S."  each  means  United  States of
America.

      "Utilization Fee" has the meaning specified in Section 2.10.

      "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors or other governing body of such Person or its managing member or its general partner (or its managing general partner if there is more than one general partner).

      "Wholly-owned Subsidiary" means a Subsidiary of which all issued and outstanding Capital Stock (excluding (a) in the case of a corporation, directors' qualifying shares, (b) in the case of a limited partnership, a 2% general partner interest and (c) in the case of a limited liability company, a 2% member interest) is directly or indirectly owned by the Company.

      "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan"). Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing").

      SECTION 1.03 Accounting Terms; Changes in GAAP. All accounting and financial terms used herein and not otherwise defined herein and the compliance with each covenant contained herein which relates to financial matters shall be determined in accordance with GAAP applied by the Company on a consistent basis, except to the extent that a deviation therefrom is expressly stated. Should there be a change in GAAP from that in effect on the Execution Date, such that the defined terms set forth in Section 1.01 or the covenants set forth in
Article VI would then be calculated in a different manner or with different components or would render the same not meaningful criteria for evaluating the matters contemplated to be evidenced by such covenants, (a) the Company and the Required Lenders agree, within the 60-day period following any such change, to negotiate in good faith and enter into an amendment to this Agreement in order to conform the defined terms set forth in Section 1.01 or the covenants set forth in Article VI, or both, in such respects as shall reasonably be deemed necessary by the Required Lenders so that the criteria for evaluating the matters contemplated to be evidenced by such covenants are substantially the same criteria as were effective prior to any such change in GAAP, and (b) the Company shall be deemed to be in compliance with such covenants during the 60-day period following any such change, or until the earlier date of execution of such amendment, if and to the extent that the Company would have been in compliance therewith under GAAP as in effect immediately prior to such change.

      SECTION 1.04 Interpretation.

          (a) In this Agreement, unless a clear contrary intention appears:

               (i) the singular number includes the plural number and vice versa;

               (ii) reference to any gender includes each other gender;

               (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

               (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Agreement;

               (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended, supplemented or modified, or extended, renewed, refunded, substituted or replaced, and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note or Indebtedness or other indebtedness includes any note or indebtedness issued pursuant hereto in extension or renewal or refunding thereof or in substitution or replacement therefor;

               (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

               (vii)  the  word  "including"   (and  with  correlative   meaning
"include") means including, without limiting the generality of any description preceding such term;

               (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding";

               (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time; and

               (x) the words "asset" and "property" shall be construed to have the same meaning and effect and refer to any and all tangible and intangible assets and properties.

                                   ARTICLE II.
                                   THE CREDITS
                                   -----------

      SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Company from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Revolving Credit Exposures exceeding the Total Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Revolving Loans.

      SECTION 2.02 Loans and Borrowings.

          (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.12, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Company may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $3,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Total Commitment Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurodollar Revolving Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

      SECTION 2.03 Requests for Revolving Borrowings. To request a Revolving Borrowing, the Company shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing (provided, however, no such request may be given prior to the third Business Day after the Effective Date) and (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form of Exhibit 2.03 (a "Borrowing Request") and signed by a Responsible Officer of the Company. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (v) the location and number of the Company's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Company shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04 Telephonic Notices. Without in any way limiting the obligation of the Company to confirm in writing any telephonic notice it is entitled to give under this Agreement or any other Loan Document, the Administrative Agent may act without liability upon the basis of a telephonic notice believed in good faith by the Administrative Agent to be from the Company prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice.

     SECTION 2.05 Funding of Borrowings.

          (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Not later than 2:00 p.m. (New York City time) on the proposed Borrowing Date, each Lender will make available to the Administrative Agent, for the account of the Company, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Loans to be made on such Borrowing Date. The Company hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each Borrowing requested pursuant to this Section 2.05 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Company identified in the most recent Notice of Account Designation substantially in the form of Exhibit 2.05 hereto (a "Notice of Account Designation") delivered by the Company to the Administrative Agent or may be otherwise agreed upon by the Company and the Administrative Agent from time to time.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or prior to 12:00 noon, New York City time, on such date in the case of an ABR Borrowing) that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from the date such amount is made available to the Company to the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Company, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

SECTION 2.06    Interest Elections.

          (a) Subject to Section 2.12, each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, subject to Section 2.12, the Company may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.06. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section 2.06, the Company shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in the form of Exhibit 2.06 (an "Interest Election Request").

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Company fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if and so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION  2.07   Optional  and  Mandatory   Termination   and  Reduction  of
Commitments.

          (a) Unless previously terminated, the Commitments shall terminate on the Termination Date.

          (b) The Company may at any time terminate, or from time to time reduce, the Total Commitment, in whole or in part; provided that (i) each partial reduction of the Total Commitment shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the sum of the total Revolving Credit Exposures would exceed the Total Commitment.

          (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Total Commitment under Section 2.07(b) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section
2.07 shall be irrevocable; provided that a notice of termination of the Total Commitment delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Total Commitment shall be permanent. Each reduction of the Total Commitment shall be made ratably among the Lenders in accordance with their respective Commitments.

          (d) The Total Commitment shall automatically terminate on the date a Change in Control occurs.

          (e) If the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Debt Incurrence, or any issuance or sale of equity securities, in excess of the lesser of

$200,000,000 or the principal amount of the Floating Rate Notes at such time, then (i) the Commitments shall at 11:00 a.m., New York City time, on the third Business Day after the date of such receipt automatically and permanently be reduced ratably by an amount equal to such Net Cash Proceeds, and (ii) the Company shall, at or prior to such time, prepay the Revolving Loans to the extent, if any, that the total Revolving Credit Exposures exceed the amount of the Commitments.

     SECTION 2.08 Repayment of Loans; Evidence of Debt.

          (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date. In addition, if prior to the Termination Date the sum of the total Revolving Credit Exposures exceeds the Total Commitment, the Company shall pay to the Administrative Agent for the account of each Lender an aggregate principal amount of Revolving Loans sufficient to cause the sum of the total Revolving Credit Exposures not to exceed the Total Commitment; provided that if a prepayment occurs pursuant to
Section 2.07(e), the Company shall make such prepayment within three Business Days.

          (b) On the date that a Change in Control occurs, the Company shall repay the outstanding principal amount of the Loans and all other amounts outstanding hereunder and under the other Loan Documents.

          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (e) The entries made in the accounts maintained pursuant to Section 2.08(c) or (d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error or conflict therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with the terms of this Agreement.

          (f) Any Lender may request that Loans made by it be evidenced by a Revolving Note. In such event, the Company shall prepare, execute and deliver to such Lender a Revolving Note. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.05) be represented by one or more promissory notes in such forms payable to the order of the payee named therein.

     SECTION 2.09 Optional and Mandatory Prepayment of Loans.

          (a) The Company shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 2.09(b).

          (b) The Company shall notify the Administrative Agent by telephone (confirmed by telecopy in the form of Exhibit 2.09 (a "Notice of Prepayment")) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, Type and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Each partial prepayment shall be in an aggregate amount not less than, and shall be an integral multiple of, the amounts shown below with respect to the applicable Type of Loan or Borrowing:

    -----------------------------------------------------------------
                                       Integral         Minimum
       Type of Loan/Borrowing        Multiple of    Aggregate Amount
       ----------------------        -----------    ----------------
    -----------------------------------------------------------------
    Eurodollar Revolving Borrowing    $1,000,000       $ 3,000,000

    -----------------------------------------------------------------
    ABR Revolving Borrowing            1,000,000         1,000,000
    -----------------------------------------------------------------

Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. If the Company fails to designate the Type of Borrowings to be prepaid, partial prepayments shall be applied first to the outstanding ABR Borrowings until all such outstanding principal of ABR Borrowings are repaid in full, and then to the outstanding principal amount of Eurodollar Borrowings. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in
Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and any break funding costs pursuant to Section 2.14 shall be paid within 10 days after the incurrence thereof.

          (c) The Company shall make any prepayment required pursuant to Section 2.07.

     SECTION 2.10 Fees.

          (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the applicable Facility Fee Rate on the daily amount of the Commitment of such Lender, whether used or unused and, when the Commitment has terminated, on the outstanding Loans of such Lender, during the period from and including the date of this Agreement to but excluding the later of (i) the date on which such Commitment terminates and (ii) the date the Loans are paid in full. Accrued facility fees shall be payable in arrears on the last Business Day of January, April, July and October of each year and on the date on which the Commitments terminate and the date the Loans are paid in full, commencing on the first such date to occur after the date hereof. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Company agrees to pay to the Administrative Agent for the account of each Lender a utilization fee (the "Utilization Fee"), which shall accrue at a rate per annum equal to 0.125% on each Lender's Revolving Credit Exposure (i) for each day from and after the Effective Date to but excluding the Maturity Date on which the Aggregate Credit Exposures exceed 50% of the Aggregate Commitments and (b) for each day on and after the Maturity Date until the Aggregate Credit Exposures are reduced to zero if on the day immediately preceding the Maturity Date the Aggregate Credit Exposures exceed 50% of the Aggregate Commitments. All Utilization Fees shall be payable in arrears on the last day of January, April, July and October of each year and on the date the Revolving Credit Exposures of all Lenders, the total Revolving Credit Exposures of the Lenders under and as defined in the Existing Credit Agreement, and the aggregate loans (including Competitive Loans) and letters of credit) outstanding under the Related Credit Agreement, are paid in full or reduced to zero, as the case may be, commencing on the first of such dates to occur after the Effective Date. All Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Company agrees to pay to the Administrative Agent, for the account of the Lenders, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent in the Commitment Letter and attached Term Sheet dated as of February 11, 2002 between the Company and the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees and participation fees, to the Lenders. Except as required by law, fees paid shall not be refundable under any circumstances.

     SECTION 2.11 Interest.

          (a) The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the LIBOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any

Loan, 2% plus the rate  otherwise  applicable to such Loan as provided  above or
(ii) in the case of any other amount, 2% plus the Alternate Base Rate.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to Section 2.11(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all accrued interest shall be payable upon termination of the Total Commitment.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBOR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.12 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

     SECTION 2.13 Increased Costs.

          (a) If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the LIBOR Rate); or

               (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.13 shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.13 shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section 2.13 for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.14 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow (unless such failure was caused by the failure of a Lender to make such Loan), convert, continue or prepay any Eurodollar Loan, or the failure to convert an ABR Loan to a Eurodollar Loan, on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.07 and is revoked in accordance herewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.17, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the LIBOR Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the Eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Company and shall be conclusive absent manifest error. Except as provided in Section 2.09(b), the Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.15 Taxes.

          (a) Any and all payments by or on account of any obligation of the Company hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Company shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) the Administrative Agent or a Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Company shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Company shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15(c)) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Governmental Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Company is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     SECTION 2.16 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

          (a) The Company shall make each payment required to be made by the Company hereunder (whether of principal, interest or fees, or under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Principal Office, except that payments pursuant to Sections 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b) or 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.17 Mitigation Obligations; Replacement of Lenders.

          (a) If any Lender requests compensation under Section 2.13, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.13, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                                  ARTICLE III.
                              CONDITIONS PRECEDENT
                              --------------------

     SECTION 3.01 Conditions Precedent to the Initial Borrowing. The obligation of each Lender to make its initial Loan is subject to the following conditions:

          (a) The Administrative Agent shall have received the following, each dated the Execution Date:

               (i) this Agreement executed by each party hereto;

               (ii) if requested by any Lender, a Revolving Note executed by the Company and payable to the order of such Lender;

               (iii) a certificate of an officer and of the secretary or an assistant secretary of the Delegate, certifying, inter alia, (A) true and complete copies of each of the limited liability company agreement of the Delegate, the certificate of incorporation, as amended and in effect, of the General Partner, the partnership agreement, as amended and in effect, of the Company, the bylaws, as amended and in effect, of the General Partner and the resolutions adopted by the Board of Directors of the Delegate (1) authorizing the execution, delivery and performance by the Company of this Agreement and the other Loan Documents to which it is or will be a party and the Borrowings to be made hereunder, (2) approving the forms of the Loan Documents to which it is a party and which will be delivered at or prior to the initial Borrowing Date and
(3) authorizing officers of the Delegate to execute and deliver the Loan Documents to which the Company is or will be a party and any related documents, including any agreement contemplated by this Agreement, (B) the incumbency and specimen signatures of the officers of the Delegate executing any documents on its behalf and (C) (1) that the representations and warranties made by the Company in each Loan Document to which the Company is a party and which will be delivered at or prior to the initial Borrowing Date are true and correct in all material respects, (2) the absence of any proceedings for the dissolution or liquidation of the Company and (3) the absence of the occurrence and continuance of any Default or Event of Default;

               (iv) a letter from CT Corporation System, Inc. in form and substance satisfactory to the Administrative Agent evidencing the obligation of CT Corporation System, Inc. to accept service of process in the State of New York on behalf of the Company;

               (v) a favorable, signed opinion addressed to the Administrative Agent and the Lenders from Bracewell & Patterson, L.L.P., counsel to the Company, given upon the express instruction of the Company; and

               (vi) certificates of appropriate public officials as to the existence, good standing and qualification to do business as a foreign partnership of the Company in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification and where the failure so to qualify would, individually or collectively, have a Material Adverse Effect.

          (b) The Administrative Agent shall be reasonably satisfied that all required consents and approvals of any applicable Governmental Authority and any other Person in connection with the transactions contemplated by this Section
3.01 shall have been obtained and remain in effect (except where the failure to obtain such approvals would not have a Material Adverse Effect), and all applicable waiting periods shall have expired (or been waived) without any action being taken by any Governmental Authority.

          (c) All agreements relating to, and the organizational structure of, the Company and the Subsidiaries, and all organizational documents of the Company and the Subsidiaries, shall be reasonably satisfactory to the Administrative Agent and the Syndication Agent.

          (d) The Company shall have paid to J.P. Morgan Securities Inc., First Union Securities, Inc., the Administrative Agent and the Syndication Agent all fees and expenses agreed upon by such parties to be paid on or prior to the Execution Date.

          (e) The Company shall have paid to Vinson & Elkins L.L.P.  pursuant to
Section 9.03 all reasonable fees and disbursements invoiced to the Company on or prior to the Execution Date.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on March 31, 2002 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     SECTION 3.02 Conditions Precedent to All Borrowings. The obligation of the Lenders to make any Loan (including any Loan on the initial Borrowing Date) is subject to the further conditions precedent that on the date of such Borrowing:

          (a) The conditions precedent set forth in Section 3.01 shall have theretofore been satisfied;

          (b) The representations and warranties set forth in Article IV and in the other Loan Documents shall be true and correct in all material respects as of, and as if such representations and warranties were made on, the Borrowing Date of the proposed Loan (unless such representation and warranty expressly relates to an earlier date), and the Company shall be deemed to have certified to the Administrative Agent and the Lenders that such representations and warranties are true and correct in all material respects by the Company's delivery of a Borrowing Request;

          (c) The Company  shall have  complied  with the  provisions of Section
2.03;

          (d) No Default or Event of Default shall have occurred and be continuing or would result from such Borrowing; and

          (e) The Administrative Agent and the Lenders shall have received such other approvals, opinions or documents as the Administrative Agent or the Required Lenders may reasonably request.

The   acceptance  of  the  benefits  of  each  Borrowing   shall   constitute  a
representation and warranty by the Company to each of the Lenders that all of the conditions specified in this Section 3.02 above exist as of that time.

     SECTION 3.03 Delivery of Documents. All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this
Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for any Notes, in sufficient counterparts or copies for each of the Lenders and shall be satisfactory in form and substance to the Lenders.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders to enter into this Agreement and to make the Loans provided for herein, the Company makes, on or as of the Effective Date and the occurrence of each Borrowing, the following representations and warranties to the Administrative Agent and the Lenders:

     SECTION 4.01 Organization and Qualification. The Company and each of the Subsidiaries (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of the state of its incorporation, organization or formation, (b) has all requisite corporate, partnership, limited liability company or other power to own its property and to carry on its business as now conducted and (c) is duly qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would, individually or together with all such other failures of the Company and the Subsidiaries, have a Material Adverse Effect.

     SECTION 4.02 Authorization, Validity, Etc. The Company has all requisite partnership or other power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents to which it is a party and to make the Borrowings hereunder, and all such action has been duly authorized by all necessary partnership proceedings on its part. This Agreement and the other Loan Documents have been duly and validly executed and delivered by or on behalf of the Company and constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with the respective terms thereof, except (a) as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (including principles of good faith, reasonableness, materiality and fair dealing) which may, among other things, limit the right to obtain equitable remedies (regardless of whether considered in a proceeding in equity or at law) and (b) as to the enforceability of provisions for indemnification for violation of applicable securities laws, limitations thereon arising as a matter of law or public policy.

     SECTION 4.03 Governmental Consents, Etc. No authorization, consent, approval, license or exemption of or registration, declaration or filing with any Governmental Authority, is necessary for the valid execution, delivery or performance by the Company of any Loan Document to which it is a party, except those that have been obtained and such matters relating to performance as would ordinarily be done in the ordinary course of business after the Execution Date.

     SECTION 4.04 Conflicting or Adverse Agreements or Restrictions. Neither the Company nor any of the Subsidiaries is a party to any contract or agreement or subject to any restriction that would reasonably be expected to have a Material Adverse Effect. Neither the execution, delivery and performance by the Company of the Loan Documents to which it is a party, nor compliance with the terms and provisions thereof, nor the extensions of credit contemplated by the Loan
Documents, (a) will breach or violate any applicable Requirement of Law, (b) will result in any breach or violation of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets (other than Liens created or contemplated by this Agreement) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which it or any of the Subsidiaries is party or by which any property or asset of it or any of the Subsidiaries is bound or to which it is subject, except for breaches, violations and defaults under clauses
(a) and (b) that neither individually nor in the aggregate for the Company could reasonably be expected to result in a Material Adverse Effect or (c) will violate any provision of the organic documents of the Company.

     SECTION 4.05 Properties.

          (a) Each of the Company and the Subsidiaries has good title to, or valid leasehold or other interests in, all its real and personal property material to its business, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Company and the Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, neither individually nor in the aggregate for the Company and such Subsidiaries, could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.06 Litigation and Environmental Matters.

          (a) There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate for the Company and such Subsidiaries, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate for the Company and the Subsidiaries, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

          (c) Since the Execution Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     SECTION 4.07 Financial Statements.

          (a) The consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries as at December 31, 2000 and the related consolidated and consolidating statements of income, partners', shareholders' or members' equity and cash flow of the Company and its consolidated Subsidiaries for the fiscal year ended on said date, with (in the case of such consolidated financial statements) the opinion thereon of PricewaterhouseCoopers LLP heretofore furnished to the Lenders and the unaudited consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries as at September 30, 2001 and their related consolidated and consolidating statements of income, partners', shareholders' or members' equity and cash flow of the Company and its consolidated Subsidiaries for the nine-month period ended on such date heretofore furnished to the Lenders, are complete and correct in all material respects and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at said dates and the results of their operations for the fiscal year and the nine-month period ended on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to the absence of footnotes and to normal year-end and audit adjustments).

          (b) Since September 30, 2001, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

     SECTION 4.08 Disclosure. The Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of the Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate for the Company and such Subsidiaries, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Company to the Administrative Agent or any Lender in connection with the syndication or negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     SECTION 4.09 Investment Company Act. Neither the Company nor any of the Subsidiaries is, or is regulated as, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

     SECTION 4.10 Public Utility Holding Company Act. Neither the Company nor any of the Subsidiaries is a non-exempt "holding company," or subject to regulation as such, or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 4.11 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

     SECTION 4.12 Tax Returns and Payments.

          (a) The Company and the Subsidiaries have caused to be filed all federal income tax returns and other material tax returns, statements and reports (or obtained extensions with respect thereto) which are required to be filed and have paid or deposited or made adequate provision in accordance with GAAP for the payment of all taxes (including estimated taxes shown on such returns, statements and reports) which are shown to be due pursuant to such returns, except where the failure to pay such taxes (individually or in the aggregate for the Company and the Subsidiaries) would not have a Material Adverse Effect. No material income tax liability of the Company or the Subsidiaries has been asserted by the Internal Revenue Service of the United States or any other Governmental Authority for any taxes in excess of those already paid, except for taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been created on the books of the Company and the Subsidiaries.

          (b) The federal income tax liabilities, if any, of the Company and the Subsidiaries (and of the General Partner) have been finally determined by the Internal Revenue Service and satisfied for all taxable years through the fiscal year ending in 1994.

     SECTION 4.13 Compliance with Laws and Agreements. Each of the Company and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate for the Company and the Subsidiaries, could not reasonably be expected to result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     SECTION 4.14 Purpose of Loans.

          (a) All proceeds of the Loans will be used for the purposes set forth in Section 5.08.

          (b) None of the proceeds of the loans under the Existing Credit Agreement or this Agreement were or will be used directly or indirectly for the purpose of buying or carrying any "margin stock" within the meaning of Regulation U (herein called "margin stock") or for the purpose of reducing or retiring any indebtedness which was originally incurred to buy or carry a margin stock, or for any other purpose which might constitute this transaction a "purpose" credit within the meaning of Regulation T, U or X. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any other Loan Document to violate Regulation T, Regulation U, Regulation X, or any other regulation of the Board or to violate the Securities Exchange Act of 1934. Margin stock does not constitute more than 25% of the assets of the Company and the Company does not intend or foresee that it will ever do so.

                                   ARTICLE V.
                              AFFIRMATIVE COVENANTS

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Company covenants and agrees with the Lenders that:

     SECTION 5.01 Financial Statements and Other Information. The Company will furnish to the Administrative Agent, in each case with sufficient copies for each Lender:

          (a) As soon as available and in any event within 120 days after the end of each fiscal year of the Company: (i) the audited consolidated statements of income, partners' equity and cash flows of the Company for such fiscal year, and the related consolidated balance sheet of the Company as at the end of such fiscal year, setting forth in each case in comparative form the figures for (or in the case of the balance sheet, as of the end of) the previous fiscal year, accompanied by the related opinion of independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which opinion shall (x) state that said financial statements of the Company fairly present the consolidated financial condition and results of operations of the Company as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred, and (y) not contain a "going concern" or other adverse qualification or exception unacceptable to the Required Lenders; and (ii) a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Event of Default or Default, and stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.07(b) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

               (b) (i) As soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Company, unaudited consolidated statements of income, partners' equity and cash flows of the Company for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related unaudited consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the figures for (or in the case of balance sheets, as of the end of) the corresponding periods in the previous fiscal year, accompanied by the certificate of a Responsible Officer of the Company, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company in accordance with GAAP, as at the end of, and for, such period (subject to the absence of footnotes and changes resulting from normal year-end audit adjustments).

               (ii) As soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year, and within 120 days after the end of each fiscal year of OLP "A," OLP "B," OLP "C," OLP "D," OLP "E" and each other Wholly-owned Subsidiary the Capital Stock of which is owned directly by the Company, unaudited consolidated statements of income, partners', shareholders' or members' equity, as the case may be, and cash flows of such Person and the Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related unaudited consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the figures for (or in the case of balance sheets, as of the end of) the corresponding periods in the previous fiscal year, accompanied by the certificate of a Responsible Officer of such Person, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of such Person in accordance with GAAP, as at the end of, and for, such period (subject to the absence of footnotes and changes resulting from normal year-end audit adjustments).

          (c) Promptly upon receipt thereof, and in the form received, all audited and unaudited financial statements (whether quarterly or annual) received by the Company from any Person (other than an individual) whose income is accounted for through any of the Persons referenced in Section 5.01(b)(ii) and whose EBITDA or distributions, as the case may be, exceed 25% of Consolidated EBITDA.

          (d) Prompt written notice of the following:

               (i) the occurrence of any Default or Event of Default or Change in Control Event;

               (ii) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and the Subsidiaries in an aggregate amount exceeding $5,000,000; and

               (iii) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 5.01(d) shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          (e) Promptly upon receipt thereof, a copy of each other report or letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, and a copy of any response by the Company, or the Board of Directors of the general partner of the Company, to such letter or report.

          (f) Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and each regular or periodic report and any registration statement or prospectus filed by the Company with any securities exchange or the Securities and Exchange Commission or any successor agency.

          (g) Promptly after the furnishing thereof, copies of any statement, report or notice furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Administrative Agent pursuant to any other provision of this Section 5.01.

          (h) From time to time such other information regarding the business, affairs or financial condition of the Company or any Subsidiary (including any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Required Lenders or the Administrative Agent may reasonably request.

The Company will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit 5.01 executed by a Responsible Officer of the Company (i) certifying as to the matters set forth therein and stating that no Event of Default or Default has occurred and is continuing (or, if any Event of Default or Default has occurred and is continuing, describing the same in reasonable detail), (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 6.07(a) and (b), and (iii) a statement, with respect to each Intercompany Note, of (A) the actual outstanding principal amount thereof, and the amount of any accrued and unpaid interest thereon, as at the end of the respective quarter or fiscal year, as the case may be, and (B) the highest and lowest principal amount thereof at any time outstanding during such quarter or fiscal year and the periods during such quarter or fiscal year during which the principal of such Intercompany Note was outstanding in each such amount.

     SECTION 5.02 Litigation. The Company shall promptly give to the Administrative Agent notice of all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Company or any Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect. The Company will, and will cause each of the Subsidiaries to, promptly notify the Administrative Agent of any claim, judgment, Lien or other encumbrance affecting any property or assets of the Company or any such Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such property or assets shall exceed $10,000,000.

     SECTION 5.03 Existence, Conduct of Business. The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

     SECTION 5.04 Payment of Obligations. The Company will, and will cause each of the Subsidiaries to, pay its obligations, including tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.05 Maintenance of Properties; Insurance. The Company will, and will cause each of the Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

     SECTION 5.06 Books and Records; Inspection Rights. The Company will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     SECTION 5.07 Compliance with Laws. The Company will, and will cause each of the Subsidiaries to, comply with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.08 Use of Proceeds. The proceeds of the Loans will be used only for (a) initially, financing the acquisition of Tejas Gas L.L.C. and to back commercial paper issued for such acquisition and (b) after such acquisition, for general partnership purposes. No part of the proceeds of any Loan has been or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

     SECTION 5.09 Further Assurances. The Company will cure promptly any defects in the creation and issuance of any Notes and the execution and delivery of this Agreement. The Company at its expense will promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Company in this Agreement and the other Loan Documents to which the Company is a party.

     SECTION 5.10 Performance of Obligations. The Company will pay the Loans according to the reading, tenor and effect thereof; and the Company will do and perform every act and discharge all of the Obligations to be performed and discharged by it under this Agreement, at the time or times and in the manner specified.

     SECTION 5.11 Lines of Business. The Company will, and will cause each Subsidiary to, be and remain engaged in only those lines of business in which the Company and such Subsidiaries are engaged on the date of this Agreement, any additional lines of business reasonably related thereto, and no others.

     SECTION 5.12 Intercompany Notes. The Company will cause each Subsidiary (other than Subsidiaries which conduct no business, have minimal assets and have no Indebtedness owing to the Company) or each other Affiliate to execute a promissory note in favor of the Company in an original principal amount equal to the actual amount from time to time outstanding of Indebtedness of such Subsidiary or other Affiliate to the Company (being the sum of the amounts specified pursuant to clause (i) of the next sentence), and dated September 29, 1999 in the case of the Subsidiaries in existence on such date, in the case of any other Subsidiary, the date such Person becomes a Subsidiary and in the case of any other Affiliate, the first date on which any such Indebtedness is incurred by such other Affiliate (collectively, the "Intercompany Notes"). The Company will maintain accounts in which it shall record (i) the amount of the proceeds of each Loan, and each other amount, from time to time advanced to such Subsidiary or such Affiliate; (ii) the interest rate applicable to such advance or payment; and (iii) each payment of principal or interest made by such Subsidiary or other Affiliate.

                                  ARTICLE VI.
                               NEGATIVE COVENANTS

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Company covenants and agrees with the Lenders that:

     SECTION 6.01 Indebtedness. The Company will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, except:

          (a) in the case of OLP "B," Indebtedness under the Related Credit Agreement;

          (b) in the case of OLP "B," Indebtedness in respect of the Bonds;

          (c) in the case of SFPP, Indebtedness in respect of the SFPP First Mortgage Notes, but not any extension, refinancing, renewal or refunding thereof, except (i) with Indebtedness of SFPP owing solely to the Company, or
(ii) if the Company shall furnish to the

Administrative Agent an opinion of the Company's independent public accountants to the effect that any such extension, refinancing, renewal or refunding thereof solely with Indebtedness of SFPP owing to the Company as contemplated by clause
(i) above would cause an acceleration of any tax liabilities of Burlington Northern Santa Fe Corporation or any of its Affiliates under applicable federal tax law, then SFPP may refinance, renew or refund not more than $79,557,000 of such Indebtedness with unsecured Indebtedness owing to one or more Persons other than the Company;

          (d) not in excess of $175,000,000 aggregate principal amount of Indebtedness of Plantation Pipe Line at any time outstanding, if it becomes a Subsidiary;

          (e) in the case of any Person (other than Plantation Pipe Line) that becomes a Subsidiary, Indebtedness existing at the time such Person becomes a Subsidiary and not incurred in contemplation thereof (which for purposes of this Agreement shall be deemed to be incurred at the time such Person becomes a Subsidiary), Indebtedness assumed by any Subsidiary in connection with its acquisition (whether by merger, consolidation or acquisition of all or substantially all of the assets) of another Person and Indebtedness refinancing (but not increasing) such Indebtedness, provided that at the time of and after giving effect to the incurrence or assumption of such Indebtedness or refinancing Indebtedness and the application of the proceeds thereof, as the case may be, the aggregate principal amount of all such Indebtedness, and of all Indebtedness previously incurred or assumed pursuant to this Section 6.01(e), and then outstanding, shall not exceed 50% of Consolidated EBITDA for the period of four full fiscal quarters of the Company and the Subsidiaries (and such Person on a pro forma basis) then most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or
(b), as the case may be;

          (f) Indebtedness of any Subsidiary to the Company; and

          (g) in the case of any Subsidiary, Indebtedness not otherwise permitted by Section 6.01(a), (b), (c), (d), (e) or (f), provided that at the time of and after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof the aggregate principal amount of all such Indebtedness, and of all Indebtedness previously incurred pursuant to this
Section 6.01(g), and then outstanding, shall not exceed 25% of Consolidated EBITDA for the period of four full fiscal quarters of the Company and the Subsidiaries then most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be;

provided, however, that no Subsidiary shall create, incur or assume any indebtedness pursuant to any provision of this Section 6.01 if an Event of Default shall have occurred and be continuing or would result from such creation, incurrence or assumption.

     SECTION 6.02 Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a) Permitted Encumbrances;

          (b) any Lien on any property or asset of the Company or any Subsidiary
(i) existing on the date hereof and set forth in Schedule  6.02;  provided  that
(A) such Lien shall not extend to any other property or asset of the Company or such Subsidiary and (B) such Lien shall secure only those obligations which it secures on the date hereof and (ii) any Lien required to be created pursuant to
Section 2.06(a), 2.06(k), 2.10 or 7.01 of the Related Credit Agreement;

          (c) Liens on properties or assets of SFPP securing the SFPP First Mortgage Notes; and

          (d) Liens existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary and securing Indebtedness permitted by Sections 6.01(d) and/or (e) in an aggregate principal amount at any one time outstanding not in excess of $100,000,000; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and
extensions,   renewals  and  replacements  thereof  that  do  not  increase  the outstanding principal amount thereof, and (iv) after giving effect to such acquisition or such Person becoming a Subsidiary, the Indebtedness secured by such Lien would be permitted by Sections 6.01(d) and/or (e).

     SECTION 6.03 Fundamental Changes. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all (or substantially all) of its assets, or all or substantially all of the stock of or other equity interest in any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, unless: (a) at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing and (b) if the Company is involved in any such transaction the Company is the surviving entity or the recipient of any such sale, transfer, lease or other disposition of assets; provided, however, that in no event shall any such merger, consolidation, sale, transfer, lease or other disposition whether or not otherwise permitted by this Section 6.03, have the effect of releasing the Company from any of its obligations and liabilities under this Agreement.

     SECTION 6.04 Restricted Payments. The Company will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment.

     SECTION 6.05 Transactions with Affiliates. The Company will not, and will not permit any of the Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Company and the Subsidiaries not involving any other Affiliate, (c) any payment which would constitute a Restricted Payment but for the proviso to the definition of said term in Section 1.01 and (d) loans and advances by the Company to the General Partner to enable the General Partner to pay general and administrative costs and expenses pursuant to the partnership agreement of the Company and in accordance with past practices.

     SECTION 6.06 Restrictive Agreements. The Company will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to the Company or any other such Subsidiary, provided that the foregoing shall not apply to (a) restrictions and conditions imposed by law or by this Agreement, the Existing Credit Agreement or the Related Credit
Agreement, (b) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (c) restrictions and conditions existing on the date hereof identified on Schedule 6.06 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) and (d) restrictions and conditions contained in the agreement pursuant to which the SFPP First Mortgage Notes were issued.

     SECTION 6.07 Financial Covenants. The Company will observe each of the following requirements:

          (a) Ratio of Consolidated Indebtedness to Consolidated EBITDA. The Company will not at any time permit the ratio of Consolidated Indebtedness then outstanding to Consolidated EBITDA for the period of four full fiscal quarters most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be, to exceed (i)
4.25 to 1.0 in the case of (x) such ratio (calculated as of any date on or after February 21, 2002 and prior to the date on which the following clause (y) shall first apply) of Consolidated Indebtedness then outstanding to Consolidated EBITDA for such period ended December 31, 2001, and (y) such ratio of Consolidated Indebtedness then outstanding to Consolidated EBITDA for such periods ended March 31 and June 30, 2002, and (ii) 4.0 to 1.0 in the case of such ratio of Consolidated Indebtedness then outstanding to Consolidated EBITDA for each such period ended thereafter. For purposes of this Section 6.07(a), if during any period the Company acquires any Person (or any interest in any Person) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Company in such Person times the EBITDA of such Person, for such period determined on a pro forma basis (which determination, in each case, shall be subject to approval of the Required Lenders, not to be unreasonably withheld) may be included as Consolidated EBITDA for such period, if on the date of such acquisition no Indebtedness (other than Indebtedness permitted pursuant to Section 6.01) is incurred by reason of and giving effect to such acquisition and such Person, or the entity acquiring such assets, as the case may be, is a Subsidiary. For purposes of ascertaining whether the Required Lenders have approved a determination of EBITDA attributable to acquired assets, or the assets of an acquired Person, for inclusion in Consolidated EBITDA for any period pursuant to the foregoing sentence, a Lender which has not, within 10 days after its receipt of the certificate of a Responsible Officer required by the last sentence of Section 5.01, objected to the inclusion in Consolidated EBITDA as set forth therein of an amount of EBITDA attributable to such acquired assets or the assets of such acquired Person, as the case may be, shall be deemed to have approved both the determination of such amount of EBITDA so included, and the inclusion thereof in Consolidated EBITDA pursuant to the foregoing sentence.

          (b) Ratio of Consolidated EBITDA to Consolidated Interest Expense. The Company will not at any time permit the ratio of Consolidated EBITDA for the four full fiscal quarters then most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be, to Consolidated Interest Expense for such four full fiscal quarters to be less than 3.50 to 1.0.

     SECTION 6.08 Amendments to Certain Agreements. The Company will not and will not permit any Subsidiary to amend its partnership agreement or operating agreement or in the case of SFPP, the SFPP First Mortgage Notes or the Note Agreement pursuant to which such First Mortgage Notes were issued, in each case, in any manner that could reasonably be expected to be adverse to the Lenders.

                                  ARTICLE VII.
                                EVENTS OF DEFAULT

     SECTION 7.01 Events of Default and Remedies. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) the principal of any Loan shall not be paid when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document shall not be paid, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three days;

          (c) any representation or warranty made or, for purposes of Article III, deemed made by or on behalf of the Company herein, at the direction of the Company or by the Company in any other Loan Document or in any document, certificate or financial statement delivered in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made or reaffirmed, as the case may be;

          (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(d)(iii), 5.03 (with respect to the Company's existence) or 5.08 or in Article VI;

          (e) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement (other than those specified in
Section 7.01(a), Section 7.01(b) or Section 7.01(d)) or any other Loan Document to which it is a party and, in any event, such failure shall remain unremedied for 30 calendar days after the earlier of (i) written
notice  of  such   failure   shall  have  been  given  to  the  Company  by  the
Administrative Agent or any Lender or, (ii) an officer of the Company becomes aware of such failure;

          (f) other than as specified in Section 7.01(a) or (b), (i) the Company or any Subsidiary fails to make (whether as primary obligor or as guarantor or other surety) any payment of principal of, or interest or premium, if any, on any item or items of Indebtedness (other than as specified in Section 7.01(a) or Section 7.01(b)) or any payment in respect of any Hedging Agreement beyond any period of grace provided with respect thereto (not to exceed 30 days); provided that the aggregate outstanding principal amount of all Indebtedness or payment obligations in respect of all Hedging Agreements as to which such a payment default shall occur and be continuing is equal to or exceeds $5,000,000, or (ii) the Company or any Subsidiary fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such failure, either individually or in the aggregate, shall have caused or shall have the ability to cause the acceleration of the payment of Indebtedness with an aggregate face amount which is equal to or exceeds $5,000,000; provided that this Section 7.01(f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness so long as such Indebtedness is paid in full when due;

          (g) an involuntary case shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, winding-up, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(g), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (i) the Company or any Subsidiary shall become unable, admit in writing or fail generally to pay its debts as they become due;

          (j) the General Partner fails to make (whether as primary obligor or as guarantor or other surety) any payment of principal of, or interest or premium, if any, on any item or items of Indebtedness beyond any period of grace provided with respect thereto (not to exceed 30 days); provided that the aggregate outstanding principal amount of all such

Indebtedness as to which such a payment default shall occur and be continuing is equal to or exceeds $10,000,000;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and the Subsidiaries in an aggregate amount exceeding (i) $5,000,000 in any year or
(ii) $10,000,000 for all periods;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, may, and upon the written request of the Required Lenders shall, by written notice (including notice sent by telecopy) to the Company (a "Notice of Default") take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or other holder of any of the Obligations to enforce its claims against the Company (provided that, if an Event of Default specified in Section 7.01(g) or Section 7.01(h) shall occur with respect to the Company or any Subsidiary, the result of which would occur upon the giving of a Notice of Default as specified in clauses (i) and (ii) below, shall occur automatically without the giving of any Notice of Default): (i) declare the Total Commitment terminated, whereupon the Commitments of the Lenders shall forthwith terminate immediately and any accrued facility fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans, and all the other Obligations owing hereunder and under the other Loan Documents, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intent to accelerate, declaration or notice of acceleration or any other notice of any kind, all of which are hereby waived by the Company; and (iii) exercise any rights or remedies under the Loan Documents.

     SECTION 7.02 Other Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, acting at the request of the Required Lenders, may proceed to protect and enforce its rights, either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any other Loan Document or in aid of the exercise of any power granted in this Agreement or in any other Loan Document; or may proceed to enforce the payment of all amounts owing to the Administrative Agent and the Lenders under the Loan Documents and interest thereon in the manner set forth herein or therein; it being intended that no remedy conferred herein or in any of the other Loan Documents is to be exclusive of any other remedy, and each and every remedy contained herein or in any other Loan Document shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise.

     SECTION 7.03 Application of Moneys During Continuation of Event of Default.

          (a) So long as an Event of Default of which the Administrative Agent shall have given notice to the Lenders shall continue, all moneys received by the Administrative Agent from the Company under the Loan Documents shall, except as otherwise required by law, be distributed by the Administrative Agent on the dates selected by the Administrative Agent (individually, a "Distribution Date" and collectively, the "Distribution Dates") as follows:

          first, to payment of the unreimbursed expenses for which the Administrative Agent or any Lender is to be reimbursed pursuant to
          Section 9.03 and unpaid fees owing to the Administrative Agent pursuant to the Fee Letter;

          second, to the ratable payment of accrued but unpaid interest on the Obligations;

          third, to the ratable payment of unpaid principal of the Obligations;

          fourth, to the ratable payment of all other amounts payable by the Company hereunder;

          fifth, to the ratable payment of all other Obligations, until all Obligations shall have been paid in full; and

          finally, to payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          (b) The term "unpaid" as used in this Section 7.03 shall mean all Obligations outstanding as of a Distribution Date as to which prior distributions have not been made, after giving effect to any adjustments which are made pursuant to Section 9.09 of which the Administrative Agent shall have been notified.

                                 ARTICLE VIII.
                            THE ADMINISTRATIVE AGENT

     SECTION 8.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 8.05 and the first sentence of Section 8.06 shall include reference to its Affiliates and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (a) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (b) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, legality, enforceability or sufficiency of this Agreement, any other Loan

Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence or value of, or the perfection or priority of any Lien upon, any collateral security or the financial or other condition of the Company, the Subsidiaries or any other obligor or guarantor; (c) except pursuant to Section 8.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence, willful misconduct or unlawful conduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Administrative Agent may deem and treat the payee named in any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any cash collateral that is permitted to be released pursuant to the terms of this Agreement.

     SECTION 8.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent in good faith.

     SECTION 8.03 Defaults; Events of Default. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on Loans or of fees) unless the Administrative Agent has received notice from a Lender or the Company specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default or Event of Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default or Event of Default.

     SECTION 8.04 Rights as a Lender. With respect to its Commitments and the Loans made by it, JPMorgan Chase Bank (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. JPMorgan Chase Bank (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its Affiliates) as if it were not acting as the Administrative Agent. JPMorgan Chase Bank and its Affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     SECTION 8.05 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT AND THE DOCUMENTATION AGENT RATABLY IN ACCORDANCE WITH THEIR APPLICABLE PERCENTAGES FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 9.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY THE COMPANY UNDER SECTION 9.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE COMPANY UNDER SAID SECTION 9.03 AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR
DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT OR THE DOCUMENTATION AGENT IN ANY WAY RELATING TO OR ARISING OUT OF: (A) THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT OR AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES, IF ANY, HEREUNDER OR
(B) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 8.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT OR THE DOCUMENTATION AGENT, AS THE CASE MAY BE; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR UNLAWFUL CONDUCT OF THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT OR THE DOCUMENTATION AGENT.

     SECTION 8.06 Non-Reliance on Agents and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent, the Syndication Agent, the Documentation Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and the Subsidiaries and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent, the Documentation Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Neither the Administrative Agent, the Syndication Agent nor the Documentation Agent shall be required to keep itself informed as to the performance or observance by the Company of this Agreement, the other Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent, the Syndication Agent nor the Documentation Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its Affiliates) which may come into the possession of the Administrative Agent, the Syndication Agent, the Documentation Agent or any of its respective Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with this Agreement and other Loan Documents and the matters contemplated herein and therein.

     SECTION 8.07 Action by Administrative Agent. Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (a) receive written instructions from the Required Lenders (or all of the Lenders as expressly required by Section 9.02) specifying the action to be taken, and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Required Lenders (or all of the Lenders as expressly required by Section 9.02) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default or Event of Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders (or all of the Lenders as required by Section 9.02) in the written instructions (with indemnities) described in this
Section 8.07; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law.

     SECTION 8.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

     SECTION 8.09 Duties of Syndication Agent and Documentation Agent. Notwithstanding the indemnity of the Syndication Agent and the Documentation Agent contained in Section 8.05 and in Section 9.03, neither the Syndication Agent nor the Documentation Agent shall have any duty, responsibility or liability in such capacity with respect to the administration or enforcement of this Agreement or any other Loan Document.

                                   ARTICLE IX.
                                  MISCELLANEOUS

     SECTION 9.01 Notices, Etc. The Administrative Agent, any Lender or the holder of any of the Obligations, giving consent or notice or making any request of the Company provided for hereunder, shall notify each Lender (in the case of the Administrative Agent) and the Administrative Agent (in the case of a Lender) thereof. In the event that the holder of any Note or any of the Obligations (including any Lender) shall transfer such Note or Obligations, it shall promptly so advise the Administrative Agent which shall be entitled to assume conclusively that no transfer of any Note or any of the Obligations has been made by any holder (including any Lender) unless and until the Administrative Agent receives written notice to the contrary. Except with respect to notices and other communications expressly permitted to be given by telephone, all notices, consents, requests, approvals, demands and other communications (collectively "Communications") provided for herein shall be in writing (including facsimile Communications) and mailed, telecopied or delivered:

          (a) if to the Company, to it at:

               500 Dallas, Suite 1000
               Houston, Texas 77002
               Attention: C. Park Shaper
               Telecopy No: (713) 369-9499;

          (b) if to the Administrative Agent, to it at:

               270 Park Avenue, 21st Floor
               New York, New York 10017-2070
               Attention:Steven Wood
               Telecopy No.: (212) 270-3897;

          (c) If to any other Lender, as specified on the signature page for such Lender hereto or, in the case of any Person who becomes a Lender after the date hereof, as specified on the Assignment and Acceptance executed by such Person or in the Administrative Questionnaire delivered by such Person or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties.

     All Communications shall, when mailed, telecopied or delivered, be effective when mailed by certified mail, return receipt requested to any party at its address specified above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other address designated by such party in a Communication to the other parties hereto), or telecopied to any party to the telecopy number set forth above, on the signature page hereof or on the signature page of such Assignment and Acceptance (or other telecopy number designated by such party in a Communication to the other parties hereto), or delivered personally to any party at its address specified above, on the signature page hereof or on the signature page of such

Assignment and Acceptance (or other address designated by such party in a Communication to the other parties hereto); provided, however, Communications to the Administrative Agent pursuant to Article II or Article VIII shall not be effective until received by the Administrative Agent and Communications to the Administrative Agent pursuant to Article II shall be at the Principal Office.

     SECTION 9.02 Waivers; Amendments.

          (a) No failure or delay by the Administrative Agent, or any Lender in exercising, and no course of dealing with respect to, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by Section 9.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

          (b) No provision of this Agreement or any other Loan Document provision may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section 9.02(b), Section 9.05 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (it being understood that, with the consent of Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Required Lenders" and provisions relating to the pro rata sharing of payments on substantially the same basis as the Revolving Loans and Commitments are included on the Execution Date); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

     SECTION 9.03 Payment of Expenses, Indemnities, etc. The Company agrees:

          (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Administrative Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Administrative Agent and, in the case of enforcement of this Agreement and the other Loan Documents, the reasonable fees and disbursements of counsel, including the allocated costs of inside counsel for the Administrative Agent and each Lender); and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Company under this Agreement.

          (b) TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT AND EACH LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE REASONABLY INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE COMPANY AND THE SUBSIDIARIES, (IV) THE FAILURE OF THE COMPANY OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF THIS AGREEMENT, OR WITH ANY REQUIREMENT OF LAW, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE COMPANY SET FORTH IN ANY OF THE LOAN DOCUMENTS OR (VI) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, OR THE DOCUMENTATION AGENT OR A LENDER'S SHAREHOLDERS AGAINST THE ADMINISTRATIVE AGENT OR LENDER OR BY REASON OF THE GROSS

NEGLIGENCE,   WILLFUL  MISCONDUCT  OR  UNLAWFUL  CONDUCT  ON  THE  PART  OF  THE
INDEMNIFIED PARTY SEEKING INDEMNIFICATION.

          (c) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES OR ASSETS, INCLUDING THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES OR ASSETS, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE COMPANY OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE COMPANY OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR ASSETS OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES OR ASSETS WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE COMPANY OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, PROVIDED, HOWEVER, THAT NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 9.03(c) IN RESPECT OF ANY PROPERTY OR ASSET FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY OR ASSET (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE IN POSSESSION OR OTHERWISE).

          (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 9.03.

          (e) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Company of any such claim or demand being made against the Indemnified Party and the Company shall have the non-exclusive right to join in the defense against any such claim or demand; provided that if the Company provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Company and such Indemnified Party.

          (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING, ALL

TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR ENGAGED IN UNLAWFUL CONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR UNLAWFUL CONDUCT OF THE INDEMNIFIED PARTY.

          (g) The Company's obligations under this Section 9.03 shall survive any termination of this Agreement and the payment of the Loans and shall continue thereafter in full force and effect, for a period of six years.

          (h) To the extent that the Company fails to pay any amount required to be paid by it to the Administrative Agent under this Section 9.03, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

          (i) The Company shall pay any amounts due under this Section 9.03 within thirty (30) days of the receipt by the Company of notice of the amount due.

     SECTION 9.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     SECTION 9.05 Assignments and Participations.

          (a) The Company may not assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Company and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 unless each of the Company and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 for each such assignment (provided that the processing and recordation fee for each assignment made by any Lender party to this Agreement on the Execution Date shall be $2,000), and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of the Company otherwise required under this Section 9.05(b) shall not be required if an Event of Default under Section 7.01(g) or Section 7.01(h) has occurred and is continuing. Upon acceptance and recording pursuant to Section 9.05(d), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.05(e).

          (c) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.05(b) and any written consent to such assignment required by Section 9.05(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Company or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant. Subject to Section 9.05(f), the Company agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.05(b), and be indemnified under Section 9.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the Participant to be bound by the provisions of Section 9.12.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 2.15(e) as though it were a Lender.

          (g) The Lenders may furnish any information concerning the Company in the possession of the Lenders from time to time to assignees and Participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 9.12 hereof.

          (h) Notwithstanding anything in this Section 9.05 to the contrary, any Lender may assign and pledge its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

          (i) Notwithstanding any other provisions of this Section 9.05, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

     SECTION 9.06 Survival; Reinstatement.

          (a) All covenants, agreements, representations and warranties made by the Company herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          (b) To the extent that any payments on the Obligations are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received.

     SECTION 9.07 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Fee Letter constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 9.08 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 9.09 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any of and all the Obligations now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured. The rights of each Lender under this Section 9.09 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 9.10 Governing Law; Jurisdiction; Consent to Service of Process.

          (a) This Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND ASSETS, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, INC., WITH OFFICES ON THE DATE HEREOF AT 111 8TH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DESIGNEE, APPOINTEE AND AGENT TO
RECEIVE AND ACCEPT FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK, NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 9.01, SUCH SERVICE TO BECOME EFFECTIVE THIRTY DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          (c) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (d) EACH PARTY HERETO HEREBY (I) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING RELATING TO, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (II) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (III) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.10.

     SECTION 9.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

     SECTION 9.12 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, directors, officers and employees and to its agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of the information provided, (b) to the extent requested by any regulatory authority, including the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio, (c) to the extent a Lender reasonably believes it is required by applicable laws or regulations or by any subpoena or similar legal process (and such Lender will provide prompt notice thereof to the Company), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an understanding with such Person that such Person will comply with this Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Administrative Agent or any Lender from a source other than the Company (unless such source is actually known by the individual providing the information to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information). For the purposes of this Section 9.12, "Information" means all information received from the Company relating to the Company or its business, other than any such information that is known to a Lender, publicly known or otherwise available to the Administrative Agent or any Lender other than through disclosure (a) by the Company, or (b) from a source actually known to a Lender to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information. Any Person required to maintain the confidentiality of Information as provided in this
Section 9.12 shall be considered to have complied with its obligation to do so if such Person maintains the confidentiality of such Information in accordance with procedures adopted in good faith to protect confidential Information of third parties delivered to a lender.

     SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 9.14 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT, THE NOTES AND (IN THE CASE OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE SYNDICATION AGENT) THE FEE LETTER AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE

BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."



                  [Remainder of page intentionally left blank]

     The parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                                    By: Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By: Kinder Morgan Management LLC, the
                                    delegate of Kinder Morgan G.P., Inc.


                                    By:________________________________________
                                       Name:
                                       Title:


                               Address for Notices:

                               500 Dallas Street
                               Suite 1000
                               Houston, Texas 77002

                               Telecopier No.:  (713) 369-9499
                               Telephone No.:  (713) 369-9494
                               Attention:  C. Park Shaper

                               Chief Executive Office and Principal Place of Business:

                               500 Dallas
                               Suite 1000
                               Houston, Texas 77002 2000


                                Signature Page - 1

                               LENDER:

                               JPMORGAN CHASE BANK, as the
                               Administrative Agent and as a Lender


                               By:_____________________________________________
                                    Steven Wood
                                    Vice President

                              Address for Notices:

                              JPMorgan Chase Bank
                              270 Park Avenue, 21st Floor
                              New York, New York 10017-2070

                              Telecopier No.:  (212) 270-3897
                              Telephone No.:  (212) 270-7056
                              Attention:  Steven Wood



                                Signature Page - 2

                               LENDER:

                               FIRST UNION NATIONAL BANK, as the
                               Syndication Agent and as a Lender


                               By:_____________________________________________
                                    Russell T. Clingman
                                    Vice President

                               Address for Notices:

                               First Union National Bank
                               301 South College Street, TW-10
                               Charlotte, North Carolina 28288-0608

                               Telecopier No.:  (704) 383-0288
                               Telephone No.:  (704) 383-0281
                               Attention:  Syndication Agency Services

                               With copy to:

                               First Union Securities, Inc.
                               1001 Fannin, Suite 2255
                               Houston, Texas 77002

                               Telecopier No.:  (713) 650-6354
                               Telephone No.:  (713) 346-2716
                               Attention: Russell T. Clingman


                                Signature Page - 3

                               LENDER:

                               GOLDMAN SACHS CREDIT PARTNERS L.P.,
                               as the Documentation  Agent and as a Lender



                               By:_____________________________________________
                                  Name:
                                  Title:


                               Address for Notices:

                               85 Broad Street, 29th Floor
                               New York, NY 10004

                               Telecopier No.:  (212) 357-8068
                               Telephone No.:  (212) 902-9981
                               Attention:  James Roberts




                                Signature Page - 4

                               LENDER:

                               ROYAL BANK OF CANADA


                               By:_____________________________________________
                                  Name:
                                  Title:

                               Address for Notices:

                               2800 Post Oak Blvd., Suite 5700
                               Houston, TX 77056

                               Telecopier No.:  (713) 403-5624
                               Telephone No.:  (713) 403-5662
                               Attention:  Lorne Gartner


                                Signature Page - 5

                               LENDER:

                               UBS AG, STAMFORD BRANCH


                               By:_____________________________________________
                                  Name:
                                  Title:

                               By:_____________________________________________
                                  Name:
                                  Title:


                               Address for Notices:

                               677 Washington Blvd.
                               Stamford, CT 06901

                               Telecopier No.:  (203) 716-3888
                               Telephone No.:  (203) 719-6403
                               Attention:  Vladmira Holeckova

                               With copy to:

                               299 Park Avenue
                               New York, NY 10171

                               Telecopier No.:  (212) 821-3330
                               Telephone No.:  (212) 821-3337
                               Attention:  Wendy Field


                                Signature Page - 6

                               LENDER:

                               CITIBANK, N.A.



                               By:_____________________________________________
                                  Name:
                                  Title:


                               Address for Notices:

                               Citibank, N.A.
                               1200 Smith Street, Suite 2000
                               Houston, Texas 77002

                               Telecopier No.:  (713) 654-2849
                               Telephone No.:  (713) 654-2887
                               Attention:  Steve Baillie


                               With copy to:

                               Citibank, N.A.
                               2 Penn's Way, Suite 250
                               New Castle, Delaware 19720

                               Telecopier No.:  (302) 894-6120
                               Telephone No.:  (302) 894-6084
                               Attention:  David Chiu


                                Signature Page - 7

                               LENDER:

                               CREDIT SUISSE FIRST BOSTON,
                               CAYMAN ISLANDS BRANCH


                               By:_____________________________________________
                                  Name:
                                  Title:

                               Address for Notices:

                               11 Madison Avenue, 10th Floor
                               New York, NY 10010-3692

                               Telecopier No.:  (212) 448-3755
                               Telephone No.:  (212) 538-2993
                               Attention:  Paul Colon

                               Administrative Contact:

                               Ed Markowski
                               Telecopier No.:  (212) 538-3477
                               Telephone No.:  (212) 538-3380





                                Signature Page - 8